Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.9

AMENDMENT NUMBER 8

Amendment Date: August 1, 2008

To

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA

And PALM, INC. A Corporation of Delaware

Agreement Effective Date: February 1, 2005

MS Agreement Number 5140570011

Effective as of the Amendment Date the indicated portions of the License Agreement are amended as follows:

1. For this License Agreement, Section 2(e)(i) is deleted and replaced with the following for a trial of the Palm Treo Pro UMTS Device only:

(e) (i) COMPANY shall permanently affix a COA to an accessible location on each Device, a COMPANY Companion CD or on [***] in the form as received from an AR in the Device packaging (e.g., an MS approved COA card).

COMPANY shall distribute the remaining APM, if any:

(1) with the Device; or

(2) on COMPANY or COMPANY Subsidiaries’ support websites.

COMPANY should include documentation on or in the box that describes the following:

(1) how to synchronize the Device;

(2) how to launch the solution if it fails on first tether; and

(3) how to contact COMPANY for product support.

COMPANY shall include on COMPANY or COMPANY Subsidiaries’ support websites the following:

(1) URLs to MS download pages for MS AS/WMDC; and

(2) within sixty (60) days of COMPANY’s first commercial shipment of the Palm Treo Pro UMTS Device, information on how to obtain MS AS/WMDC binaries from COMPANY or COMPANY Subsidiaries.

Notwithstanding anything to the contrary in Section 2140(d), COMPANY or COMPANY Subsidiaries may transfer and/or copy the MS AS/WMDC binaries to any COMPANY independent storage media (e.g. USB Memory Stick, SD card) and distribute these binaries, as embedded on such media, directly to licensed end users of the Palm Treo Pro UMTS Device.

COMPANY must follow the same current branding and image creation guidelines as provided by Microsoft in the Getting Started CD.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, GP	PALM, INC.
A general partnership organized under the laws of: State of Nevada, USA	A company organized under the laws of: State of Delaware

/s/ [***]	/s/ [***]
By (Signature)	By (Signature)

[***]	[***]
Name (Printed)	Name (Printed)

Senior Program Manager	VP – Winmo
Title	Title

November 21, 2008	November 17, 2008
Date	Date